                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                             FORM 8-K

                          CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported):  November 5,
1999

                        MW MEDICAL, INC.
                  ---------------------------
   (Exact name of registrant as specified in its charter)

NEVADA             001-14297                   86-0907471
------             ---------                   ----------
(State or other    (Commission File Number)    (IRS Employer
jurisdiction of                                Identification Number)
incorporation)

6955 E. Caballo Drive
Paradise Valley, Arizona                       85253
------------------------                       ----------
(Address of principal executive offices)       (Zip Code)

Registrants telephone number, including area code  (602) 483-8700
                                                   --------------

-------------------------------                ----------
(Former name or former address,                (Zip Code)
if changed since last report.)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

     None

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     None

ITEM 3. BANKRUPTCY OR RECEIVERSHIP

     None

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ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The Company has engaged a new accountant, Grant Thornton, LLP as of November 5, 1999.

ITEM 5. OTHER EVENTS

     None

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

     None

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     None

ITEM 8.  CHANGE IN FISCAL YEAR

     None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


MW MEDICAL, INC.


\s\ Jan Wallace
-------------------------------------
Jan Wallace, President

Date:     November 9, 1999
          ------------------------